UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      August 23, 2004

Duckwall-ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)
Kansas	0-20269	48-0201080

(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

401 Cottage, Abilene, KS	67410-2832

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (785) 263-3350

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

        On August 23, 2004, Duckwall ALCO Stores, Inc. issued a press release and conducted a conference call regarding our results of operations for the thirteen weeks, twenty six weeks and fiscal quarter ended August 1, 2004. The press release was furnished to the Securities and Exchange Commission earlier today as Exhibit 99.1 to a Current Report on Form 8-K. A copy of the conference call script of the initial comments of our Chairman of the Board and President, Glen Shank, and Chief Financial Officer, Dick Mansfield, is included on pages 1 - 5 of the attached Exhibit 99.2 which is incorporated by reference herein as if fully set forth herein.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

        Duckwall ALCO Stores, Inc. also is furnishing this Current Report on Form 8-K in order to furnish to the Securities and Exchange Commission the conference call script of our response to the August 19, 2004 letter received from Raymond French of Strongbow Capital Management Ltd. as an attachment to Amendment Number 1 to a Schedule 13D filed on August 19, 2004 by Strongbow Capital, Ltd., Strongbow Capital Management, Ltd. and Raymond A.D. French. This response was provided during our August 23, 2004 conference call with investors by our Chairman of the Board and President, Glen Shank. A copy of the conference call script regarding this response is included on pages 5 and 6 of the attached Exhibit 99.2 which is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 99.1	Press Release (filed as Exhibit 99.1 to Duckwall ALCO Store, Inc.’s Current Report on Form 8-K dated August 23, 2004 and incorporated herein by reference).
Exhibit No. 99.2	August 23, 2004 Conference Call Script

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Duckwall-ALCO Stores, Inc.

Date: August 23, 2004	By:	/s/ Richard A. Mansfield
Name: Richard A. Mansfield Title: Vice President - Finance Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1	Press Release (filed as Exhibit 99.1 to Duckwall ALCO Store, Inc.’s Current Report on Form 8-K dated August 23, 2004 and incorporated herein by reference).
Exhibit No. 99.2	August 23, 2004 Conference Call Script